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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report - September 17, 1998


                         Commission File Number: 0-24846


                          COLORADO CASINO RESORTS, INC.
             (Exact name of Registrant as specified in its Charter)




           Texas                                              84-1303693
(State or other jurisdiction of                             (IRS Employer
incorporation or organization)                            Identification No.)



                              304 South 8th Street
                                    Suite 201
                           Colorado Springs, CO 80905
    (Address, including zip code of Registrant's principal executive offices)






       Registrant's telephone number, including area code: (719) 635-7047




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
                  COLORADO CASINO RESORTS, INC. & SUBSIDIARIES


Item 4.  Changes in Registrant's Certifying Accountant

On September 16, 1998 the Registrant excused its independent accountants, Richey, May & Co., P.C. (the "Accountants") and engaged the firm of Moore Stephens, P.C. as its new independent accountants. The decision to change accountants was recommended and approved by the Company's audit committee.

The Accountants' report on the Registrant's financial statements for each of the fiscal years ended October 31, 1996 and 1997 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's fiscal years ended October 31, 1996 and 1997 and the interim period preceding the change in accountants, there were no disagreements with the Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Accountants, would have caused the Accountants to make a reference to the subject matter of the disagreements in connection with its reports.

The Registrant has authorized the Accountants to respond fully to the inquires of any successor accountant concerning the subject matter described in the foregoing paragraph. During the fiscal years ended October 31, 1996 and 1997 through July 31, 1998, the Registrant did not consult with Moore Stephens P.C. concerning the matters set forth in Item 304(a)(2) of Regulation SK.

                                  -Page 2 of 3-
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Item 7.  Financial Statements and Exhibits

         Exhibit 1:   Letter of Richey, May & Co., P.C.


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                         (Richey, May & Co. Letterhead)


September 17, 1998


Attn: Farid Tannous
Colorado Casino Resorts, Inc.
304 South 8th Street, Suite 201
Colorado Springs, CO  80905

Dear Mr. Tannous:

This is to confirm that the client-auditor relationship between Colorado Casino Resorts, Inc. (Commission File Number 0-24846) and Richey, May & Co., P.C. has caesed.

Very Truly Yours,

/s/ Richey, May & Co.


cc:      Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 11-3
         450 Fifth Street, N.W.
         Washington, D.C.  20549








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                  COLORADO CASINO RESORTS, INC. & SUBSIDIARIES


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized this 17th day of September, 1998.


                                         COLORADO CASINO RESORTS, INC.

September 17, 1998              By:      /s/ Rudy S. Saenz
                                         --------------------
                                         Rudy S. Saenz
                                         President and Chief Executive Officer,
                                         Director (Principal Executive Officer)



September 17, 1998                       /s/ Farid E. Tannous
                                         -----------------------
                                         Farid E. Tannous
                                         Treasurer and Chief Financial Officer
                                         (Principal Financial Officer)


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